SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 19, 2003

(Date of report/date of earliest event reported)

SKY FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-14473	34-1372535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

221 South Church Street

Bowling Green, Ohio 43402

(Address of principal executive offices)

(419) 327-6300

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS.

On October 19, 2003, the registrant announced its acquisition of GLB Bancorp, Inc., Mentor, Ohio and its wholly-owned subsidiary, Great Lakes Bank. The acquisition was consummated on October 19, 2003.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)    Financial Statements

None.

(b)    Pro Forma Financial Information

None.

(c)    Exhibits

Exhibit 99.1	Sky Financial Group, Inc. Press Release dated October 19, 2003 titled “Sky Announces the Completion of its Acquisition of GLB Bancorp”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SKY FINANCIAL GROUP, INC.

Date: October 24, 2003	By:	/S/ C. J. KELLER SMITH

C. J. Keller Smith
Assistant Counsel